UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 27, 2021

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)    On May 27, 2021, the Board of Directors (the “Board”) of Quanta Services, Inc. (the “Company” or “Quanta”) appointed Paul M. Nobel as Chief Accounting Officer of the Company, and in this capacity he will serve as the Company’s principal accounting officer. Prior to such appointment, the principal accounting officer role was performed on an interim basis by Derrick A. Jensen, who remains Chief Financial Officer of the Company.

Prior to joining Quanta, Mr. Nobel, 53, served as interim Chief Financial Officer of Lilis Energy, Inc., an exploration and development company operating in Texas and New Mexico, from February 2020 to July 2020, where he had primary responsibility for the financial reporting and treasury functions. He also previously served as Senior Vice President and Chief Accounting Officer of Kosmos Energy Ltd., a publicly traded international full-cycle offshore oil and gas exploration and production company, from July 2012 to November 2019, and as Senior Vice President and Chief Accounting Officer of World Fuel Services Corporation, a publicly traded global energy management company serving commercial and industrial customers, from July 2005 to July 2012. In these previous positions, Mr. Nobel had primary responsibility for the accounting and reporting functions and significant responsibility with respect to tax, financial planning and analysis and risk management. He also previously served as a senior manager for the public accounting firm of Deloitte & Touche LLP. Mr. Nobel holds a Bachelor of Science degree in Accounting and is a Certified Public Accountant.

The Company will enter into an employment agreement with Mr. Nobel on terms similar to employment agreements entered into by the Company with certain other executive officers, as further described in Quanta’s definitive proxy statement for the 2021 Annual Meeting of Stockholders, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on April 16, 2021 (the “2021 Proxy Statement”). Mr. Nobel was employed as Vice President of the Company beginning in May 2021 with an annual base salary of $420,000, an annual incentive target amount equal to 60% of his annual base salary and a long-term target incentive amount equal to 80% of his annual base salary. As an executive officer, Mr. Nobel is entitled to participate in the Company’s 2021 annual and long-term incentive plans for senior leadership, which are described in the Current Report on Form 8-K filed by the Company with the SEC on March 30, 2021, and in the Company’s nonqualified deferred compensation plan and other savings and retirement programs on the same terms generally applicable to other similarly situated officers. He is also entitled to receive coverage for himself and his dependents under the Company’s welfare benefit programs on the same terms generally applicable to other similarly situated officers and to receive reimbursement of certain expenses incurred during his employment. The Company also entered into an indemnity agreement with Mr. Nobel on the same terms as the indemnity agreements entered into by the Company with its other executive officers, as further described in the Company’s 2021 Proxy Statement.

Additionally, in connection with his appointment, Mr. Nobel received a restricted stock unit award consisting of the number of restricted stock units equal to the number of shares of the Company’s common stock having a fair market value (based on the average of the closing prices of the Company’s common stock for the twenty consecutive trading days immediately preceding the date of grant) of $100,000, which shall vest in equal annual installments over a three-year period following the date of grant, subject to the terms of the award agreement. This award was made pursuant to the Quanta Services, Inc. 2019 Omnibus Equity Incentive Plan.

There are no arrangements or understandings between Mr. Nobel and any other person pursuant to which he was selected as an officer. Mr. Nobel has no family relationship with any director, executive officer, or other person nominated or chosen by the Company to become a director or executive officer. There are no transactions between Mr. Nobel and the Company that are required to be reported under Item 404(a) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On May 27, 2021, Quanta held its 2021 Annual Meeting of Stockholders.

(b)    The final voting results for the items that were presented for stockholder approval, recommendation or ratification at the annual meeting are set forth below. These items related to each proposal described in detail in the 2021 Proxy Statement. All results presented below reflect the voting power of the Company’s common stock.

Election of Directors (Item 1)

The following nine director nominees were elected as directors of the Company to serve one-year terms expiring at the 2022 Annual Meeting of Stockholders. The vote totals for each director, rounded to the nearest whole share, are set forth in the table below:

Nominee:	Number of Votes Cast For	Number of Votes Cast Against	Abstentions	Broker Non-Votes
Earl C. Austin, Jr.	114,019,395	1,718,154	57,055	8,327,471
Doyle N. Beneby	114,621,549	1,105,895	67,160	8,327,471
Vincent D. Foster	111,362,051	4,370,278	62,275	8,327,471
Bernard Fried	111,051,817	4,679,861	62,926	8,327,471
Worthing F. Jackman	110,739,801	4,990,266	64,537	8,327,471
David M. McClanahan	114,829,187	900,448	64,969	8,327,471
Margaret B. Shannon	113,858,146	1,875,303	61,155	8,327,471
Pat Wood, III	96,413,831	19,312,799	67,974	8,327,471
Martha B. Wyrsch	113,554,047	2,178,062	62,495	8,327,471

Advisory Vote on Executive Compensation (Item 2)

The advisory resolution approving the Company’s executive compensation as set forth in the 2021 Proxy Statement was approved with the vote totals, rounded to the nearest whole share, as set forth in the table below:

Number of Votes Cast For	Number of Votes Cast Against	Abstentions	Broker Non-Votes
110,340,526	3,583,165	1,870,913	8,327,471

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 3)

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was ratified with the vote totals, rounded to the nearest whole share, as set forth in the table below:

Number of Votes Cast For	Number of Votes Cast Against	Abstentions	Broker Non-Votes
119,271,980	4,785,359	64,736	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanta Services, Inc.

Dated: June 2, 2021	By:	/s/ Donald C. Wayne
Name: Donald C. Wayne Title: Executive Vice President and General Counsel